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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21188
PIMCO California Municipal Income Fund III
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY	10105

(Address of principal executive offices)	(Zip code)
Lawrence G. Altadonna — 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: September 30, 2010
Date of reporting period: September 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT TO SHAREHOLDERS

     September 30, 2010

PIMCO Municipal Income Fund III
PIMCO California Municipal Income Fund III
PIMCO New York Municipal Income Fund III

PMX	PZC	PYN

Contents

Letter to Shareholders	2-4
Fund Insights/Performance & Statistics	6-9
Schedules of Investments	10-25
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28-29
Statements of Cash Flows	30
Notes to Financial Statements	31-39
Financial Highlights	40-42
Report of Independent Registered Public Accounting Firm	43
Tax Information/Annual Shareholder Meeting Results/Changes to Board of Trustees	44
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	45-47
Privacy Policy	48
Proxy Voting Policies & Procedures	49
Dividend Reinvestment Plan	50
Board of Trustees	51-52
Fund Officers	53

9.30.10 ï PIMCO Municipal Income Funds III Annual Report 1

Dear Shareholder:

Municipal bond prices advanced during the fiscal year ended September 30, 2010 (“the period”), driven by the U.S. government’s stimulus plan, evidence of a stabilizing economy, and increasing investor demand for tax-exempt securities. As evidence mounted that the economy was improving during the first half of the period, municipals generally outperformed U.S. government securities. This trend abated during the second half of the period, as gross domestic product (“GDP”) growth slowed and investors grew skittish about fiscal problems facing many state and local governments. Some shifted out of municipal bonds (and out of corporate bonds and stocks as well) and into the perceived safe haven of U.S. Treasury bonds.

The Year in Review
For the fiscal year ended September 30, 2010:

•	PIMCO Municipal Income Fund III returned 10.33% on net asset value (“NAV”) and 9.90 % on market price.

•	PIMCO California Municipal Income Fund III rose 9.34% on NAV and 11.94% on market price.

•	PIMCO New York Municipal Income Fund III advanced 10.57% on NAV and 8.98% on market price.

In this environment, the Barclays Capital Municipal Bond Index returned 5.81% for the period, while the Barclays Capital U.S. Treasury Bond Index returned 0.14%. The broad, taxable bond market, as represented by the Barclays Capital U.S. Aggregate Index, gained 8.16% for the twelve months ended September 30, 2010.

As the economy weakened during the latter half of the period, the Federal Reserve (the “Fed”) indicated that it would resume purchasing U.S. Treasury bonds – a reversal of its position earlier in the year. The goal behind this strategy, known as “Quantitative Easing,” was to boost economic activity by pushing already low interest rates even lower.

Hans W. Kertess
Chairman

Brian S. Shlissel
President & CEO

2 PIMCO Municipal Income Funds III Annual Report ï 9.30.10

The Road Ahead and the Case for Municipals
With regard to worries about possible defaults at the state and local level, some perspective may be useful. Of all municipal bonds rated by Moody’s Investors Service since 1970, only 0.09%, have defaulted. States are not allowed by law to file for bankruptcy and 49 have laws requiring balanced budgets, inclusive of servicing their debt. At the local government level, while Chapter 9 bankruptcy filings are permitted in 26 states, this has occurred only twice in the past 40 years. In both cases, the entities continued to pay interest on their debt while their cases were worked out. That long-term perspective notwithstanding, municipal bonds may come under some short-term pressure. One reason: the potential end, on December 31, 2010, of the federal government’s Build American Bonds (“BAB”) program. Because these bonds are subsidized, they have lowered borrowing costs for states and local governments. But as the end of the program nears, a rush to sell BABs has flooded the municipal bond market. This oversupply has exceeded demand – causing prices to tumble.

The Fed’s quantitative easing strategy may impact municipal bonds as well. This is because the Fed’s purchase of Treasury securities would exclude bonds with longer maturities. This could lead to lower prices for longer-term municipal bond prices, which correlate closely with Treasuries.

But again, we think these issues are short-term in nature. From a longer vantage point, the expectation of higher taxes at all levels of government and historically low default rates will continue to make municipal securities compelling investments for many people.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

9.30.10 ï PIMCO Municipal Income Funds III Annual Report 3

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us. We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

4 PIMCO Municipal Income Funds III Annual Report ï 9.30.10

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9.30.10 ï PIMCO Municipal Income Funds III Annual Report 5

PIMCO Municipal Income Funds III Fund Insights
September 30, 2010 (unaudited)

For the fiscal year ended September 30, 2010 PIMCO Municipal Income Fund III increased 10.33% on net asset value (“NAV”) and 9.90% on market price. PIMCO California Municipal Income Fund III advanced 9.34% on NAV and 11.94% on market price. PIMCO New York Municipal Income Fund III rose 10.57% on NAV and 8.98% on market price.

The high-quality segment of the municipal bond market produced positive returns for the reporting period, as yields moved lower across the curve. On longer maturities, municipal bonds underperformed the stronger taxable bond market, with the Barclays Capital Long Municipal Bond Index returning 6.56% while the Barclays Capital Long Government/Credit Index returned 13.61%, and the Barclays Capital Long U.S. Treasury Index returned 12.74%. The Barclay’s Capital Zero Coupon Municipal Bond Index returned 7.25% for the reporting period. Municipal to Treasury yield ratios (a measure of the relative attractiveness of municipal and Treasury bonds) ended higher as Treasuries outperformed municipals. The 10-year ratio increased to 95% and the 30-year ratio decreased to 100%.

The Funds’ holdings of tobacco securitization-backed debt suffered from the sector’s volatility during the period. Water and sewer exposure also hampered returns.

Municipal III

Amid generally declining yields, the municipal yield curve steepened slightly during the reporting period, following the lead of the Treasury market. During the period, 30-year maturity AAA General Obligation (GO) yields decreased 11 basis points while 2-year yields fell 17 basis points.

Holdings in the health care sector added to the Fund’s returns, as this sector significantly outperformed other sectors of the municipal bond market. The Fund also benefited from its interest rate positioning during the reporting period. Exposure to longer maturity zero coupon and nominal municipals allowed the Fund to participate in the widespread decline in yields at the longer end of the municipal market. The Fund also gained from its positions in corporate-backed municipals, which marginally outperformed the general municipal market during the period.

California Municipal III

California municipal bonds outperformed the national index, with the Barclays Capital California Municipal Bond Index returning 6.04% versus 5.81% for the Barclays Capital Municipal Bond Index during the period. In spite of this outperformance, continued volatility is expected as the state continues to struggle through its budget approval process. Long California municipal bonds underperformed their peers in the national index, returning 6.02% versus the Barclays Capital Long Municipal Bond Index gain of 6.56% cited above. The California municipal curve steepened even more significantly than the national markets during the reporting period, with 30-year yields increasing by 1 basis point while 2-year yields declining 42 basis points.

Holdings in the health care sector contributed to the Fund’s returns, as the sector significantly outperformed the rest of the municipal bond market. The Fund also benefited from its interest rate positioning. Exposure to longer maturity traditional and zero coupon municipals enabled the Fund to participate in the widespread decline in yields at the longer end of the municipal market. The Fund also gained from its positions in corporate-backed municipals, which marginally outperformed the general municipal market. Significant exposure to longer-maturity California municipals was neutral for performance as that portion of the curve performed in-line with the general market.

Other positions were less beneficial for returns. An underweighting in California State general obligation (GO) bonds was negative for performance as these securities outperformed during the reporting period.

New York Municipal III

Amid generally declining yields, the New York municipal yield curve steepened, following the lead of the national municipal and Treasury markets. During the period, 30-year maturity yields decreased 10 basis points while 2-year yields fell 33 basis points. New York municipals, as measured by the Barclays Capital New York Municipal Bond Index, returned 5.75% for the period, slightly trailing the national market’s 5.81% gain, as measured by the Barclays Capital Municipal Bond Index. The long-maturity segment of the New York market also outperformed the long segment of the national municipal bond market, returning 6.62% versus the Barclays Capital Long Municipal Bond Index gain of 6.56% cited above.

Holdings in the health care sector contributed to the Fund’s returns, as the sector significantly outperformed the rest of the municipal bond market. The Fund also gained from its positions in transportation municipals, which outperformed the general municipal market. Exposure to corporate-backed municipals contributed marginally to returns. The Fund also benefited from its interest rate positioning. Exposure to longer maturity traditional and zero coupon municipals in New York allowed the Fund to participate in the decline in yields at the longer end of the New York municipal market.

6 PIMCO Municipal Income Funds III Annual Report ï 9.30.10

PIMCO Municipal Income Fund III Performance & Statistics
September 30, 2010 (unaudited)

Total Return(1):	Market Price	NAV

1 Year	9.90%	10.33%

5 Year	1.01%	0.13%

Commencement of Operations (10/31/02) to 9/30/10	3.56%	2.87%

Market Price/NAV Performance:
Commencement of Operations (10/31/02)
to 9/30/10

Market Price/NAV:

Market Price	$11.45

NAV	$10.29

Premium to NAV	11.27%

Market Price Yield(2)	7.34%

Moody’s Rating
(as a % of total investments)

9.30.10 ï PIMCO Municipal Income Funds III Annual Report 7

PIMCO California Municipal Income Fund III Performance & Statistics
September 30, 2010 (unaudited) (continued)

Total Return(1):	Market Price	NAV

1 Year	11.94%	9.34%

5 Year	(0.70)%	(1.65)%

Commencement of Operations (10/31/02) to 9/30/10	2.08%	1.76%

Market Price/NAV Performance:
Commencement of Operations (10/31/02)
to 9/30/10

Market Price/NAV:

Market Price	$10.39

NAV	$9.65

Premium to NAV	7.67%

Market Price Yield(2)	6.93%

Moody’s Rating
(as a % of total investments)

8 PIMCO Municipal Income Funds III Annual Report ï 9.30.10

PIMCO New York Municipal Income Fund III Performance & Statistics
September 30, 2010 (unaudited) (continued)

Total Return(1):	Market Price	NAV

1 Year	8.98%	10.57%

5 Year	(3.64)%	(3.34)%

Commencement of Operations (10/31/02) to 9/30/10	0.87%	0.80%

Market Price/NAV Performance:
Commencement of Operations (10/31/02)
to 9/30/10

Market Price/NAV:

Market Price	$9.81

NAV	$9.38

Premium to NAV	4.58%

Market Price Yield(2)	6.42%

Moody’s Rating
(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in each dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV asset will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at September 30, 2010.

9.30.10 ï PIMCO Municipal Income Funds III Annual Report 9

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2010

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

MUNICIPAL BONDS & NOTES–97.7%
	Alabama–1.2%
$5,000	Birmingham Baptist Medical Centers Special Care Facs. Financing Auth. Rev., Baptist Health Systems, Inc., 5.00%, 11/15/30, Ser. A	Baa2/NR	$4,545,000
500	Birmingham Special Care Facs. Financing Auth. Rev., Childrens Hospital, 6.00%, 6/1/39 (AGC)	Aa3/AAA	552,490
1,500	Colbert Cnty. Northwest Health Care Auth. Rev., 5.75%, 6/1/27	Baa3/NR	1,506,240

			6,603,730

	Alaska–1.2%
	Housing Finance Corp. Rev.,
3,900	5.00%, 12/1/33, Ser. A	Aaa/AAA	3,934,905
1,000	5.25%, 6/1/32, Ser. C (NPFGC)	Aa2/AA	1,013,340
3,100	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	Baa3/NR	2,099,692

			7,047,937

	Arizona–5.3%
	Health Facs. Auth. Rev.,
	Banner Health,
1,250	5.00%, 1/1/35, Ser. A	NR/A+	1,268,100
900	5.50%, 1/1/38, Ser. D	NR/A+	945,927
2,250	Beatitudes Campus Project, 5.20%, 10/1/37	NR/NR	1,828,935
1,500	Maricopa Cnty. Pollution Control Corp. Rev., Palo Verde Project, 5.05%, 5/1/29, Ser. A (AMBAC)	Baa2/BBB−	1,501,110
	Pima Cnty. Industrial Dev. Auth. Rev.,
13,000	5.00%, 9/1/39 (g)	Aa1/AA	13,257,270
750	Tuscon Electric Power Co., 5.25%, 10/1/40, Ser. A (c)	Baa3/BBB−	756,960
5,000	Salt River Project Agricultural Improvement & Power Dist. Rev.,
	5.00%, 1/1/39, Ser. A (g)	Aa1/AA	5,391,400
5,600	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	A3/A	5,351,472

			30,301,174

	California–6.2%
2,500	Health Facs. Financing Auth. Rev., Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	A2/A	2,704,450
1,250	Palomar Pomerado Health, CP, 6.75%, 11/1/39	Baa2/NR	1,381,988
	State, GO,
250	5.00%, 11/1/37	A1/A−	252,212
5,300	5.00%, 12/1/37	A1/A−	5,347,223
6,000	6.00%, 4/1/38	A1/A−	6,669,420
	Statewide Communities Dev. Auth. Rev.,
1,000	American Baptist Homes West, 6.25%, 10/1/39	NR/BBB−	1,023,440
2,800	California Baptist Univ., 9.00%, 11/1/17, Ser. B (a)(b)	NR/NR	2,515,324

10 PIMCO Municipal Income Funds III Annual Report ï 9.30.10

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	California (continued)

	Methodist Hospital Project (FHA),
$2,900	6.625%, 8/1/29	Aa2/NR	3,392,797
10,300	6.75%, 2/1/38	Aa2/NR	11,987,655

			35,274,509

	Colorado–2.3%
9,955	Colorado Springs Utilities Rev., 5.00%, 11/15/30, Ser. B (g)	Aa2/AA	10,301,135
500	Confluence Metropolitan Dist. Rev., 5.45%, 12/1/34	NR/NR	362,740
500	Health Facs. Auth. Rev., Evangelical Lutheran, 6.125%, 6/1/38, Ser. A	A3/A−	512,835
1,500	Housing & Finance Auth. Rev., Evergreen Country Day School, Inc. Project, 5.875%, 6/1/37 (a)(b)	NR/BB	810,000
500	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	A2/A	588,795
500	Regional Transportation Dist. Rev., Denver Transportation Partners, 6.00%, 1/15/34	Baa3/NR	533,470

			13,108,975

	Connecticut–0.2%
1,250	Harbor Point Infrastructure Improvement Dist., Tax Allocation, 7.875%, 4/1/39, Ser. A	NR/NR	1,345,900

	Delaware–0.3%
1,500	State Economic Dev. Auth. Rev., Delmarva Power & Light Co., 5.40%, 2/1/31	Baa2/BBB+	1,579,335

	District of Columbia–1.9%
10,000	Water & Sewer Auth. Rev., 5.50%, 10/1/39, Ser. A (g)	Aa2/AA	10,966,900

	Florida–4.9%
3,480	Brevard Cnty. Health Facs. Auth. Rev., Health First, Inc. Project, 5.00%, 4/1/34	A3/A−	3,443,913
500	Broward Cnty. Airport Rev., 5.375%, 10/1/29, Ser. O	A1/A+	541,660
4,500	Broward Cnty. Water & Sewer Rev., 5.25%, 10/1/34, Ser. A (g)	Aa2/AA	4,871,790
2,500	Hillsborough Cnty. Industrial Dev. Auth. Rev., Tampa General Hospital Project, 5.25%, 10/1/34, Ser. B	A3/NR	2,517,075
1,000	Miami-Dade Cnty. Airport Rev., 5.50%, 10/1/36, Ser. A	A2/A−	1,056,600
3,895	Sarasota Cnty. Health Facs. Auth. Rev., 5.75%, 7/1/45	NR/NR	3,293,495
4,200	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (g)	Aa1/AAA	4,501,350
6,900	State Board of Governors Rev., Florida Univ., 6.50%, 7/1/33	Aa2/AA	8,058,510

			28,284,393

	Georgia–0.3%
1,750	Fulton Cnty. Residential Care Facs. for the Elderly Auth. Rev., Lenbrook Project, 5.125%, 7/1/42, Ser. A	NR/NR	1,167,285

9.30.10 ï PIMCO Municipal Income Funds III Annual Report 11

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Georgia (continued)

$400	Medical Center Hospital Auth. Rev., Spring Harbor Green Island Project, 5.25%, 7/1/37	NR/NR	336,056

			1,503,341

	Hawaii–0.3%
1,500	Hawaii Pacific Health Rev., 5.50%, 7/1/40, Ser. A	A3/BBB+	1,503,225

	Idaho–1.2%
	State Building Auth. Rev., Ser. A (XLCA),
1,000	5.00%, 9/1/33	WR/AA−	1,026,610
5,750	5.00%, 9/1/43	WR/AA−	5,871,152

			6,897,762

	Illinois–8.9%
500	Chicago Board of Education School Reform, GO, zero coupon, 12/1/28, Ser. A (FGIC-NPFGC)	Aa2/AA−	205,425
	Chicago, GO,
720	5.00%, 1/1/31, Ser. A (NPFGC)	Aa3/AA−	729,763
5,000	5.00%, 1/1/34, Ser. C (g)	Aa3/AA−	5,198,100
7,000	Chicago Motor Fuel Tax Rev., 5.00%, 1/1/33, Ser. A (AMBAC)	Aa3/AA+	7,126,700
	Finance Auth. Rev.,
1,175	Elmhurst Memorial Healthcare, 5.50%, 1/1/22	Baa1/NR	1,188,689
	Leafs Hockey Club Project, Ser. A (d),
1,000	5.875%, 3/1/27	NR/NR	254,690
625	6.00%, 3/1/37	NR/NR	157,956
400	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	A3/A	457,652
12,795	Peoples Gas Light & Coke Co., 5.00%, 2/1/33 (AMBAC)	A1/A−	12,902,862
1,000	Swedish Covenant Hospital, 6.00%, 8/15/38, Ser. A	NR/BBB+	1,030,960
	Univ. of Chicago,
4,780	5.00%, 7/1/33, Ser. A	Aa1/AA	4,961,640
165	5.25%, 7/1/41, Ser. A	Aa1/AA	168,297
10,000	5.50%, 7/1/37, Ser. B (g)	Aa1/AA	11,337,800
5,000	State Toll Highway Auth. Rev., 5.50%, 1/1/33, Ser. B	Aa3/AA−	5,503,300

			51,223,834

	Indiana–0.8%
500	Dev. Finance Auth. Rev., 5.00%, 3/1/30, Ser. B (AMBAC)	A2/NR	500,115
2,000	Finance Auth. Rev., United States Steel Corp., 6.00%, 12/1/26	Ba2/BB	2,137,160
	Portage, Tax Allocation, Ameriplex Project,
1,000	5.00%, 7/15/23	NR/A	970,520
775	5.00%, 1/15/27	NR/A	730,430

			4,338,225

12 PIMCO Municipal Income Funds III Annual Report ï 9.30.10

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Iowa–1.7%
	Finance Auth. Rev., Deerfield Retirement Community, Inc., Ser. A,
$120	5.50%, 11/15/27	NR/NR	90,107
575	5.50%, 11/15/37	NR/NR	395,312
11,010	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	9,408,155

			9,893,574

	Kentucky–1.2%
	Economic Dev. Finance Auth. Rev.,
	Baptist Healthcare Systems, Ser. A,
1,000	5.375%, 8/15/24	Aa3/NR	1,115,120
1,300	5.625%, 8/15/27	Aa3/NR	1,445,990
1,000	Catholic Healthcare Partners, 5.25%, 10/1/30	A1/AA−	1,012,210
2,000	Owensboro Medical Healthcare Systems, 6.375%, 6/1/40, Ser. A	Baa2/NR	2,155,980
1,250	Ohio Cnty. Pollution Control Rev., Big Rivers Electric Corp., 6.00%, 7/15/31, Ser. A	Baa1/BBB−	1,301,838

			7,031,138

	Louisiana–1.0%
	Local Gov’t Environmental Facs. & Community Dev. Auth. Rev.,
	Woman’s Hospital Foundation, Ser. A,
1,500	5.875%, 10/1/40	A3/BBB+	1,557,960
1,000	6.00%, 10/1/44	A3/BBB+	1,040,370
1,700	Public Facs. Auth. Rev., Ochsner Clinic Foundation Project, 5.50%, 5/15/47, Ser. B	Baa1/NR	1,700,816
1,595	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	1,608,143

			5,907,289

	Maryland–0.5%
1,000	Economic Dev. Corp. Rev., 5.75%, 6/1/35, Ser. B	Baa3/NR	1,042,030
1,500	Health & Higher Educational Facs. Auth. Rev., Calvert Health System, 5.50%, 7/1/36	A3/NR	1,546,815

			2,588,845

	Massachusetts–1.3%
	Dev. Finance Agcy. Rev.,
300	Adventcare Project, 7.625%, 10/15/37	NR/NR	303,651
750	Linden Ponds, Inc. Fac., 5.75%, 11/15/35, Ser. A	NR/NR	548,782
4,910	Housing Finance Agcy. Rev., 5.125%, 6/1/43, Ser. H	Aa3/AA−	4,954,976
1,600	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	Aa2/AA−	1,789,920

			7,597,329

9.30.10 ï PIMCO Municipal Income Funds III Annual Report 13

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Michigan–14.8%
$500	Conner Creek Academy East Rev., 5.25%, 11/1/36	NR/BB+	385,010
1,500	Detroit, GO, 5.25%, 11/1/35	Aa3/AA−	1,538,880
9,320	Detroit Sewer Rev., 5.00%, 7/1/32, Ser. A (AGM)	Aa3/AAA	9,411,895
	Detroit Water Rev. (NPFGC),
30,000	5.00%, 7/1/34, Ser. A	A2/A+	30,234,300
7,555	5.00%, 7/1/34, Ser. B	A1/A	7,543,970
1,500	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital, 8.25%, 9/1/39	A1/A	1,821,585
	State Hospital Finance Auth. Rev.,
175	Detroit Medical Center, 5.25%, 8/15/23, Ser. A	Ba3/BB−	162,302
	Oakwood Group, Ser. A,
5,405	5.75%, 4/1/32	A2/A	5,458,456
575	6.00%, 4/1/22	A2/A	591,140
20,000	Trinity Health Credit, 5.375%, 12/1/30, Ser. C	Aa2/AA	20,284,600
10,000	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	NR/BBB	7,704,600

			85,136,738

	Mississippi–0.7%
	Business Finance Corp. Rev., System Energy Res., Inc. Project,
3,000	5.875%, 4/1/22	Ba1/BBB	3,008,250
1,250	5.90%, 5/1/22	Ba1/BBB	1,254,400

			4,262,650

	Missouri–0.1%
250	Jennings Rev., Northland Redev. Area Project, 5.00%, 11/1/23	NR/NR	230,327
500	Manchester, Tax Allocation, Highway141/Manchester Road Project, 6.875%, 11/1/39	NR/NR	512,320

			742,647

	Nevada–0.7%
4,000	Clark Cnty., GO, 4.75%, 6/1/30 (AGM)	Aaa/AAA	4,111,560

	New Hampshire–0.4%
2,000	Business Finance Auth. Rev., Elliot Hospital, 6.125%, 10/1/39, Ser. A	Baa1/BBB+	2,084,820

	New Jersey–4.6%
1,000	Camden Cnty. Improvement Auth. Rev., Cooper Health Systems Group, 5.00%, 2/15/35, Ser. A	Baa3/BBB	924,440
300	Economic Dev. Auth. Rev., Newark Airport Marriott Hotel, 7.00%, 10/1/14	Ba1/NR	300,696
4,500	Economic Dev. Auth., Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/1/28	Ba2/NR	5,127,345
	Health Care Facs. Financing Auth. Rev.,
1,070	Pascack Valley Hospital Assoc., 6.625%, 7/1/36 (d)	NR/NR	16,045

14 PIMCO Municipal Income Funds III Annual Report ï 9.30.10

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	New Jersey (continued)

$1,000	St. Peters Univ. Hospital, 5.75%, 7/1/37	Baa2/BBB−	1,017,380
1,150	Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB−	1,079,976
2,000	State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	A3/A+	2,159,300
22,645	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	Baa3/BBB	15,682,795

			26,307,977

	New Mexico–0.2%
1,000	Farmington Pollution Control Rev., 5.90%, 6/1/40, Ser. D	Baa3/BB+	1,040,210

	New York–4.3%
1,700	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters, 5.50%, 10/1/37	A1/A	1,870,765
1,150	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	1,164,950
10,450	New York City Industrial Dev. Agcy. Rev., Yankee Stadium, 7.00%, 3/1/49 (AGC)	Aa3/AAA	12,301,113
	New York City Municipal Water Finance Auth. Water & Sewer Rev. (g),
4,900	5.00%, 6/15/37, Ser. D	Aa1/AAA	5,219,774
4,000	Second Generation Resolutions, 4.75%, 6/15/35, Ser. DD	Aa2/AA+	4,145,920

			24,702,522

	North Carolina–0.7%
1,700	Capital Facs. Finance Agcy. Rev., Duke Energy, 4.625%, 11/1/40, Ser. A	A1/A	1,701,989
1,000	Eastern Municipal Power Agcy. Rev., 5.125%, 1/1/26, Ser. D	Baa1/A−	1,031,160
1,500	Medical Care Commission Rev., Cleveland Cnty. Healthcare, 5.00%, 7/1/35, Ser. A (AMBAC)	WR/A	1,504,950

			4,238,099

	Ohio–4.1%
15,375	Air Quality Dev. Auth. Pollution Control Rev., Dayton Power, 4.80%, 1/1/34, Ser. B (FGIC)	Aa3/A	15,510,146
500	Allen Cnty. Catholic Healthcare Rev., Allen Hospital, 5.00%, 6/1/38, Ser. A	A1/AA−	515,815
5,000	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	Baa3/BBB	3,665,000
500	Higher Educational Fac. Commission Rev., Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. 2009-A	A2/A	537,455
2,500	Lorain Cnty. Hospital Rev., Catholic Healthcare, 5.375%, 10/1/30	A1/AA−	2,544,500
500	Montgomery Cnty. Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A	Aa3/NR	530,170
250	State Rev., Ashland Univ. Project, 6.25%, 9/1/24	Ba1/NR	261,533

			23,564,619

9.30.10 ï PIMCO Municipal Income Funds III Annual Report 15

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Oregon–0.2%
$1,000	Medford Hospital Facs. Auth. Rev., Asante Health Systems, 5.00%, 8/15/40, Ser. A (AGM)	Aa3/AAA	1,036,190

	Pennsylvania–2.7%
	Allegheny Cnty. Hospital Dev. Auth. Rev.,
1,000	Univ. of Pittsburgh Medical Center, 5.625%, 8/15/39	Aa3/A+	1,081,400
1,000	West Penn Allegheny Health System, 5.375%, 11/15/40, Ser. A	B1/BB−	763,730
	Cumberland Cnty. Municipal Auth. Rev., Messiah Village Project, Ser. A,
750	5.625%, 7/1/28	NR/BBB−	719,475
670	6.00%, 7/1/35	NR/BBB−	644,895
1,000	Dauphin Cnty. General Auth. Rev., Pinnacle Health System Project, 6.00%, 6/1/36, Ser. A	A2/A	1,067,320
1,250	Harrisburg Auth. Rev., Harrisburg Univ. of Science, 6.00%, 9/1/36, Ser. B	NR/NR	1,161,775
100	Luzerne Cnty. Industrial Dev. Auth. Rev., Pennsylvania American Water Co., 5.50%, 12/1/39	A2/A	105,206
6,200	Philadelphia Hospitals & Higher Education Facs. Auth. Rev., Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	Baa3/BBB	6,204,216
500	Philadelphia Water Rev., 5.25%, 1/1/36, Ser. A	A1/A	525,895
3,000	Turnpike Commission Rev., 5.125%, 12/1/40, Ser. D	A3/A−	3,127,800

			15,401,712

	Puerto Rico–1.2%
	Sales Tax Financing Corp. Rev.,
2,400	5.00%, 8/1/40, Ser. A (AGM) (g)	Aa3/AAA	2,486,688
3,000	5.375%, 8/1/38, Ser. C	A1/A+	3,186,750
1,000	5.50%, 8/1/42, Ser. A	A1/A+	1,063,640

			6,737,078

	South Carolina–1.1%
1,000	Greenwood Cnty. Rev., Self Regional Healthcare, 5.375%, 10/1/39	A2/A	1,034,930
5,305	Jobs-Economic Dev. Auth. Rev., Bon Secours Health System, 5.625%, 11/15/30, Ser. B	A3/A−	5,385,212

			6,420,142

	Tennessee–0.7%
1,250	Claiborne Cnty. Industrial Dev. Board Rev., Lincoln Memorial Univ. Project, 6.625%, 10/1/39	NR/NR	1,323,237
1,000	Johnson City Health & Educational Facs. Board Rev., Mountain States Health Alliance, 6.00%, 7/1/38	Baa1/BBB+	1,053,400
	Tennessee Energy Acquisition Corp. Rev., Ser. A,
1,200	5.25%, 9/1/21	Ba3/BB+	1,260,996
365	5.25%, 9/1/22	Ba3/BB+	381,367

			4,019,000

16 PIMCO Municipal Income Funds III Annual Report ï 9.30.10

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

	Texas–10.3%
$6,810	Crowley Independent School Dist., GO, 4.75%, 8/1/35 (PSF-GTD)	Aaa/AAA	7,077,020
1,300	Dallas Rev., Dallas Civic Center, 5.25%, 8/15/38 (AGC)	Aa3/AAA	1,368,588
10,115	Denton Independent School Dist., GO, 5.00%, 8/15/33 (PSF-GTD) (g)	Aaa/AAA	10,437,365
465	Judson Independent School Dist., GO, 5.00%, 2/1/30 (PSF-GTD)	Aaa/NR	467,581
	Municipal Gas Acquisition & Supply Corp. I Rev.,
150	5.25%, 12/15/26, Ser. A	A2/A	153,280
8,100	6.25%, 12/15/26, Ser. D	A2/A	9,282,438
	North Harris Cnty. Regional Water Auth. Rev.,
5,500	5.25%, 12/15/33	A1/A+	5,791,280
5,500	5.50%, 12/15/38	A1/A+	5,807,450
	North Texas Tollway Auth. Rev.,
10,800	5.625%, 1/1/33, Ser. A	A2/A−	11,590,992
700	5.75%, 1/1/33, Ser. F	A3/BBB+	748,146
2,000	6.25%, 1/1/39, Ser. A	A2/A−	2,213,900
2,000	Sabine River Auth. Pollution Control Rev., 5.20%, 5/1/28, Ser. C	Caa3/NR	880,240
3,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	Aa2/AA−	3,412,260

			59,230,540

	Virginia–0.3%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.50%, 5/15/35, Ser. A	Aa2/AA+	1,100,670
1,000	James City Cnty. Economic Dev. Auth. Rev., United Methodist Homes, 5.50%, 7/1/37, Ser. A	NR/NR	627,190

			1,727,860

	Washington–7.5%
6,375	Chelan Cnty. Public Utility Dist. No. 1 Rev., Chelan Hyrdo Systems, 5.125%, 7/1/33, Ser. C (AMBAC)	Aa2/AA	6,523,027
1,000	Health Care Facs. Auth. Rev., Seattle Cancer Care Alliance, 7.375%, 3/1/38	A3/NR	1,142,130
15,000	King Cnty. Sewer Rev., 5.00%, 1/1/35, Ser. A (AGM) (g)	Aa2/AAA	15,249,600
19,265	Tobacco Settlement Auth. Rev., 6.50%, 6/1/26	Baa3/BBB	19,886,682

			42,801,439

	Wisconsin–2.4%
	Health & Educational Facs. Auth. Rev.,
1,000	Aurora Health Care, Inc., 5.625%, 4/15/39, Ser. A	A3/NR	1,049,990
1,000	Prohealth Care, Inc., 6.625%, 2/15/39	A1/A+	1,110,580
10,000	State Rev., 6.00%, 5/1/36, Ser. A	Aa3/AA−	11,400,100

			13,560,670

	Total Municipal Bonds & Notes (cost–$535,264,680)		560,123,888

9.30.10 ï PIMCO Municipal Income Funds III Annual Report 17

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

VARIABLE RATE NOTES (a)(b)(e)(f)–2.3%
	California–0.3%
$1,675	Los Angeles Community College Dist., GO, 13.58%, 8/1/33, Ser. 3096	NR/AA	1,974,775

	Florida–0.7%
3,335	Greater Orlando Aviation Auth. Rev., 13.55%, 10/1/39, Ser. 3174	NR/NR	3,777,054

	Texas–1.3%
6,500	JPMorgan Chase Putters/Drivers Trust, GO, 9.25%, 2/1/17, Ser. 3480	NR/AA+	7,651,280

	Total Variable Rate Notes (cost–$11,405,650)		13,403,109

	Total Investments (cost–$546,670,330)–100.0%		$573,526,997

18 PIMCO Municipal Income Funds III Annual Report ï 9.30.10

PIMCO California Municipal Income Fund III Schedule of Investments
September 30, 2010

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

CALIFORNIA MUNICIPAL BONDS & NOTES–93.0%
	Assoc. of Bay Area Gov’t Finance Auth. for Nonprofit Corps. Rev.,
	Odd Fellows Home of California, Ser. A (CA Mtg. Ins.),
$3,200	5.20%, 11/15/22	NR/A−	$3,261,280
11,725	5.35%, 11/15/32	NR/A−	11,814,931
1,000	Cathedral City Public Financing Auth., Tax Allocation, 5.00%, 8/1/33, Ser. A (NPFGC)	Baa1/A	956,650
1,150	Ceres Redev. Agcy., Tax Allocation, Project Area No. 1, 5.00%, 11/1/33 (NPFGC)	Baa1/A	1,045,476
2,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	Aa3/A+	2,317,960
550	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 5.25%, 4/1/31, Ser. A	Aa3/AA−	585,624
1,415	Contra Costa Cnty. Public Financing Auth., Tax Allocation, 5.625%, 8/1/33, Ser. A	NR/BBB	1,380,262
3,775	Cucamonga School Dist., CP, 5.20%, 6/1/27	NR/AA−	3,904,067
	Educational Facs. Auth. Rev.,
9,800	Claremont McKenna College, 5.00%, 1/1/39 (g)	Aa2/NR	10,250,310
3,300	Pepperdine Univ., 5.00%, 9/1/33, Ser. A (FGIC-NPFGC)	Aa3/A	3,381,807
10,000	Univ. of Southern California, 5.00%, 10/1/39, Ser. A (g)	Aa1/AA+	10,834,500
1,695	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP, 5.75%, 8/1/39, Ser. A (AGC)	Aa3/AAA	1,809,599
	Golden State Tobacco Securitization Corp. Rev.,
11,000	5.00%, 6/1/45 (AMBAC-TCRS)	A2/A−	10,362,110
4,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS)	A2/A−	3,768,040
500	Hartnell Community College Dist., GO, zero coupon, 8/1/34, Ser. 2002-D (h)	Aa2/AA−	276,390
	Health Facs. Financing Auth. Rev.,
	Adventist Health System, Ser. A,
500	5.00%, 3/1/33	NR/A	493,345
4,000	5.75%, 9/1/39	NR/A	4,184,040
	Catholic Healthcare West, Ser. A,
1,935	6.00%, 7/1/34	A2/A	2,016,135
4,000	6.00%, 7/1/39	A2/A	4,327,120
450	Children’s Hospital of Los Angeles, 5.25%, 7/1/38 (AGM)	Aa3/AAA	461,344
500	Children’s Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	NR/A	550,695
6,000	Cottage Health System, 5.00%, 11/1/33, Ser. B (NPFGC)	Baa1/A+	5,926,920
1,550	Paradise VY Estates, 5.25%, 1/1/26 (CA Mtg. Ins.)	NR/A−	1,585,991
1,300	Scripps Health, 5.00%, 11/15/36, Ser. A	A1/AA−	1,330,511
500	Sutter Health, 5.00%, 11/15/42, Ser. A (IBC-NPFGC)	Aa3/A	502,065
	Infrastructure & Economic Dev. Bank Rev., Kaiser Hospital Assistance,
3,000	5.50%, 8/1/31, Ser. B	WR/A	3,076,860
8,000	5.55%, 8/1/31, Ser. A	NR/A+	8,215,520
20	Lancaster Financing Auth., Tax Allocation, 4.75%, 2/1/34 (NPFGC)	Baa1/A	17,591

9.30.10 ï PIMCO Municipal Income Funds III Annual Report 19

PIMCO California Municipal Income Fund III Schedule of Investments
September 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

$500	Lancaster Redev. Agcy., Tax Allocation, 6.875%, 8/1/39	NR/A	558,985
150	Lancaster Redev. Agcy. Rev., Capital Improvements Projects, 5.90%, 12/1/35	NR/A	152,612
5,600	Long Beach Bond Finance Auth. Rev., Long Beach Natural Gas, 5.50%, 11/15/37, Ser. A	A2/A	5,694,920
5,000	Long Beach Unified School Dist., GO, 5.75%, 8/1/33, Ser. A	Aa2/AA−	5,688,600
	Los Angeles Department of Water & Power Rev. (g),
6,000	4.75%, 7/1/30, Ser. A-2 (AGM)	Aa3/AAA	6,221,040
10,000	5.00%, 7/1/39, Ser. A	Aa3/AA−	10,601,700
	Los Angeles Unified School Dist., GO,
9,580	4.75%, 1/1/28, Ser. A (NPFGC)	Aa2/AA−	9,736,729
10,000	5.00%, 1/1/34, Ser. I (g)	Aa2/AA−	10,549,500
550	Malibu, City Hall Project, CP, 5.00%, 7/1/39, Ser. A	NR/AA+	576,538
1,000	Manteca Financing Auth. Sewer Rev., 5.75%, 12/1/36	Aa3/NR	1,088,970
5,000	Metropolitan Water Dist. of Southern California Rev., 5.00%, 7/1/37, Ser. A (g)	Aa1/AAA	5,350,400
2,980	Modesto Irrigation Dist., Capital Improvement Projects, CP, 5.00%, 7/1/33, Ser. A (NPFGC)	A1/A+	3,003,274
3,000	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (AGM)	Aa3/AAA	3,150,270
200	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	NR/A	235,376
5,000	Oakland, GO, 5.00%, 1/15/33, Ser. A (NPFGC)	Aa2/AA−	5,086,800
5,000	Orange Cnty. Unified School Dist., CP, 4.75%, 6/1/29 (NPFGC)	Aa3/A+	5,001,800
	Orange Cnty. Water Dist. Rev., CP, Ser. B (NPFGC),
4,560	5.00%, 8/15/34	Aa1/AAA	4,733,143
965	5.00%, 8/15/34	WR/AAA	1,156,765
2,000	Palm Desert Financing Auth., Tax Allocation, 5.00%, 4/1/25, Ser. A (NPFGC)	Baa1/A	1,965,620
1,250	Peralta Community College Dist., GO, 5.00%, 8/1/39, Ser. C	NR/AA−	1,315,475
1,250	Pollution Control Financing Auth. Rev., American Water Capital Corp. Project, 5.25%, 8/1/40 (a)(b)	Baa2/BBB+	1,274,900
1,950	Poway Unified School Dist., Special Tax, 5.125%, 9/1/28	NR/BBB+	1,932,996
5,000	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	WR/A+	5,034,700
500	Rocklin Unified School Dist. Community Facs. Dist., Special Tax, 5.00%, 9/1/29 (NPFGC)	Baa1/A	493,955
3,250	Sacramento Municipal Utility Dist. Rev., 5.00%, 8/15/33, Ser. R (NPFGC)	A1/A+	3,328,942
6,250	San Diego Cnty. Water Auth., CP, 5.00%, 5/1/38, Ser. 2008-A (AGM)	Aa2/AAA	6,583,688
12,075	San Diego Community College Dist., GO, 5.00%, 5/1/28, Ser. A (AGM)	Aa1/AAA	12,757,358
2,000	San Diego Public Facs. Financing Auth. Rev., 5.25%, 5/15/39, Ser. A	Aa3/A+	2,168,380
2,200	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	Aa3/AA+	2,379,850
1,500	San Diego State Univ. Foundation Rev., 5.00%, 3/1/27, Ser. A (NPFGC)	Baa1/A	1,520,655
1,000	San Jose, Libraries & Parks Project, GO, 5.125%, 9/1/31	Aaa/AAA	1,024,880

20 PIMCO Municipal Income Funds III Annual Report ï 9.30.10

PIMCO California Municipal Income Fund III Schedule of Investments
September 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

$13,200	San Marcos Public Facs. Auth., Tax Allocation, 5.00%, 8/1/33, Ser. A (FGIC-NPFGC)	A2/A	12,358,500
500	Santa Clara Cnty. Financing Auth. Rev., 5.75%, 2/1/41, Ser. A (AMBAC)	A1/A+	522,295
1,200	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	A1/A	1,363,332
4,425	South Tahoe JT Powers Financing Auth. Rev., South Tahoe Redev. Project, 5.45%, 10/1/33, Ser. 1-A	NR/BBB+	4,235,079
7,300	State, GO, 6.00%, 4/1/38	A1/A−	8,114,461
4,095	State Department Veteran Affairs Rev., 5.35%, 12/1/27, Ser. A (AMBAC)	Aa3/AA	4,176,859
	State Public Works Board Rev.,
2,000	California State Univ., 6.00%, 11/1/34, Ser. J	Aa3/BBB+	2,165,580
2,050	Univ. CA M.I.N.D. Inst., 5.00%, 4/1/28, Ser. A	Aa2/AA−	2,134,111
3,505	Statewide Communities Dev. Auth., The Internext Group, CP, 5.375%, 4/1/30	NR/BBB	3,416,183
	Statewide Communities Dev. Auth. Rev.,
500	American Baptist Homes West, 6.25%, 10/1/39	NR/BBB−	511,720
	Catholic Healthcare West,
1,200	5.50%, 7/1/31, Ser. D	A2/A	1,253,400
1,200	5.50%, 7/1/31, Ser. E	A2/A	1,253,400
1,000	Lancer Student Housing Project, 7.50%, 6/1/42	NR/NR	1,057,820
7,300	Los Angeles Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	NR/A−	7,322,265
15,000	Memorial Health Services, 5.50%, 10/1/33, Ser. A	WR/AA−	15,456,150
	Methodist Hospital Project (FHA),
2,000	6.625%, 8/1/29	Aa2/NR	2,339,860
7,200	6.75%, 2/1/38	Aa2/NR	8,379,720
3,100	St. Joseph, 5.75%, 7/1/47, Ser. A (FGIC)	A1/AA−	3,225,240
10,000	Sutter Health, 5.50%, 8/15/34, Ser. B	Aa3/A+	10,113,700
	Tobacco Securitization Agcy. Rev.,
	Alameda Cnty.,
8,100	5.875%, 6/1/35	Baa3/NR	7,121,844
7,000	6.00%, 6/1/42	Baa3/NR	5,629,540
2,000	Kern Cnty., 6.125%, 6/1/43, Ser. A	NR/BBB	1,625,360
5,000	Tobacco Securitization Auth. of Southern California Rev., 5.00%, 6/1/37, Ser. A-1	Baa3/BBB	3,848,450
2,950	Torrance Rev., Torrance Memorial Medical Center, 5.50%, 6/1/31, Ser. A	A2/A+	2,997,790
1,000	West Basin Municipal Water Dist., CP, 5.00%, 8/1/30, Ser. A (NPFGC)	Aa2/AA−	1,041,570
2,000	Western Municipal Water Dist. Facs. Auth. Rev., 5.00%, 10/1/39, Ser. B	NR/AA+	2,129,540
1,000	Westlake Village, CP, 5.00%, 6/1/39	NR/AA+	1,043,430
2,500	William S. Hart Union High School Dist., Special Tax, 6.00%, 9/1/33, Ser. 2002-1	NR/NR	2,475,275

9.30.10 ï PIMCO Municipal Income Funds III Annual Report 21

PIMCO California Municipal Income Fund III Schedule of Investments
September 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

$2,750	Woodland Finance Auth. Rev., 5.00%, 3/1/32 (XLCA)	A1/NR	2,864,482

	Total California Municipal Bonds & Notes (cost–$319,310,458)		339,182,920

OTHER MUNICIPAL BONDS & NOTES–6.7%
	Indiana–1.3%
5,000	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 5.75%, 9/1/42 (a)(b)	NR/NR	4,775,200

	New York–1.0%
3,300	New York City Municipal Water Finance Auth. Water & Sewer Rev., 5.00%, 6/15/37, Ser. D (g)	Aa1/AAA	3,515,358

	Puerto Rico–4.0%
1,000	Electric Power Auth. Rev., 5.25%, 7/1/40, Ser. XX	A3/BBB+	1,047,290
4,420	Public Buildings Auth. Gov’t Facs. Rev., 5.00%, 7/1/36, Ser. I (GTD)	A3/BBB−	4,442,100
	Sales Tax Financing Corp. Rev.,
23,200	zero coupon, 8/1/47, Ser. A (AMBAC)	Aa2/AA−	2,529,496
29,200	zero coupon, 8/1/54, Ser. A (AMBAC)	Aa2/AA−	1,943,552
26,300	zero coupon, 8/1/56, Ser. A	Aa2/AA−	1,479,638
3,000	5.25%, 8/1/41, Ser. C	A1/A+	3,152,520

			14,594,596

	South Dakota–0.4%
2,000	Minnehaha Cnty. Rev., Bethany Lutheran, 5.50%, 12/1/35	NR/NR	1,686,440

	Total Other Municipal Bonds & Notes (cost–$24,830,405)		24,571,594

CALIFORNIA VARIABLE RATE NOTES (a)(b)(e)(f)–0.3%
1,000	Los Angeles Community College Dist., GO,
	13.58%, 8/1/33, Ser. 3096 (cost–$996,622)	NR/AA	1,178,970

	Total Investments (cost–$345,137,485)–100.0%		$364,933,484

22 PIMCO Municipal Income Funds III Annual Report ï 9.30.10

PIMCO New York Municipal Income Fund III Schedule of Investments
September 30, 2010

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

NEW YORK MUNICIPAL BONDS & NOTES–83.2%
$1,000	Brooklyn Arena Local Dev. Corp. Rev., Barclays Center Project, 6.375%, 7/15/43	Baa3/BBB−	$1,094,410
1,500	Chautauqua Cnty. Industrial Dev. Agcy. Rev., Dunkirk Power Project, 5.875%, 4/1/42	Baa3/BB+	1,570,545
755	Dutchess Cnty. Industrial Dev. Agcy. Rev., Elant Fishkill, Inc., 5.25%, 1/1/37, Ser. A	NR/NR	547,768
800	East Rochester Housing Auth. Rev., St. Mary’s Residence Project, 5.375%, 12/20/22, Ser. A (GNMA)	NR/NR	858,072
	Liberty Dev. Corp. Rev.,
750	6.375%, 7/15/49	NR/BBB−	804,435
	Goldman Sachs Headquarters,
1,810	5.25%, 10/1/35	A1/A	1,908,790
2,400	5.50%, 10/1/37	A1/A	2,641,080
	Long Island Power Auth. Rev.,
1,000	5.00%, 9/1/27, Ser. C	A3/A−	1,054,370
1,500	5.75%, 4/1/39, Ser. A	A3/A−	1,675,920
	Metropolitan Transportation Auth. Rev.,
6,220	5.00%, 11/15/32, Ser. A (FGIC-NPFGC)	A2/A	6,416,552
500	5.00%, 11/15/34, Ser. B	NR/AA	538,240
200	Mortgage Agcy. Rev., 4.75%, 10/1/27, Ser. 128	Aa1/NR	204,268
500	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	506,500
2,695	New York City, GO, 5.00%, 3/1/33, Ser. I	Aa2/AA	2,794,338
	New York City Industrial Dev. Agcy. Rev. (AGC),
600	Queens Baseball Stadium, 6.50%, 1/1/46	Aa3/AAA	679,590
2,200	Yankee Stadium, 7.00%, 3/1/49	Aa3/AAA	2,589,708
	New York City Municipal Water Finance Auth. Water & Sewer Rev.,
	Second Generation Resolutions,
5,000	4.75%, 6/15/35, Ser. DD (g)	Aa2/AA+	5,182,400
1,500	5.00%, 6/15/39, Ser. GG-1	Aa2/AA+	1,622,895
3,450	New York City Trust for Cultural Res. Rev., Wildlife Conservation Society, 5.00%, 2/1/34 (FGIC-NPFGC)	Aa3/AA−	3,595,418
1,000	Niagara Falls Public Water Auth. Water & Sewer Rev., 5.00%, 7/15/34, Ser. A (NPFGC)	Baa1/A	1,017,030
	State Dormitory Auth. Rev.,
1,000	5.00%, 3/15/38, Ser. A	NR/AAA	1,075,490
2,250	Jewish Board Family & Children, 5.00%, 7/1/33 (AMBAC)	WR/BBB	2,164,095
2,000	Kaleida Health Hospital, 5.05%, 2/15/25 (FHA)	NR/NR	2,045,120
490	Long Island Univ., 5.00%, 9/1/23, Ser. A (Radian)	Baa3/NR	496,909
3,000	Lutheran Medical Hospital, 5.00%, 8/1/31 (FHA-NPFGC)	Baa1/A	3,043,770
3,085	New York Univ., 5.25%, 7/1/48, Ser. A	Aa3/AA−	3,318,041
2,750	North General Hospital, 5.00%, 2/15/25	NR/AA−	2,819,355

9.30.10 ï PIMCO Municipal Income Funds III Annual Report 23

PIMCO New York Municipal Income Fund III Schedule of Investments
September 30, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

$700	North Shore-Long Island Jewish Health System, 5.50%, 5/1/37, Ser. A	Baa1/A−	738,605
400	School Dist. Financing, 5.00%, 10/1/30, Ser. D (NPFGC)	A2/A+	413,924
1,250	Skidmore College, 5.00%, 7/1/28 (FGIC-NPFGC)	A1/NR	1,316,450
3,740	St. Barnabas Hospital, 5.00%, 2/1/31, Ser. A (AMBAC-FHA)	WR/NR	3,809,489
1,200	Teachers College, 5.50%, 3/1/39	A1/NR	1,288,368
620	Winthrop Univ. Hospital Assoc., 5.50%, 7/1/32, Ser. A	Baa1/NR	630,168
2,500	Winthrop-Nassau Univ., 5.75%, 7/1/28	Baa1/NR	2,568,450
2,000	State Environmental Facs. Corp. Rev., 4.75%, 6/15/32, Ser. B	Aa1/AA+	2,140,560
	State Urban Dev. Corp. Rev.,
3,350	5.00%, 3/15/35, Ser. B	NR/AAA	3,545,204
2,200	5.00%, 3/15/36, Ser. B-1 (g)	NR/AAA	2,372,634
2,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (g)	Aa2/AA−	2,202,180
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/35, Ser. A (AGM)	Aa3/AAA	2,040,200

	Total New York Municipal Bonds & Notes (cost–$69,681,482)		75,331,341

OTHER MUNICIPAL BONDS & NOTES–11.1%
	District of Columbia–0.2%
175	Tobacco Settlement Financing Corp. Rev., 6.50%, 5/15/33	Baa3/BBB	174,984

	Puerto Rico–9.6%
580	Children’s Trust Fund Rev., 5.625%, 5/15/43	Baa3/BBB	537,312
2,000	Electric Power Auth. Rev., 5.25%, 7/1/40, Ser. XX	A3/BBB+	2,094,580
	Sales Tax Financing Corp. Rev.,
5,000	zero coupon, 8/1/54, Ser. A (AMBAC)	Aa2/AA−	332,800
4,000	5.00%, 8/1/40, Ser. A (AGM) (g)	Aa3/AAA	4,144,480
1,000	5.375%, 8/1/38, Ser. C	A1/A+	1,062,250
500	5.75%, 8/1/37, Ser. A	A1/A+	544,680

			8,716,102

	South Carolina–0.5%
370	Tobacco Settlement Rev. Management Auth. Rev., 6.375%, 5/15/30, Ser. B	Baa3/BBB	488,437

	U. S. Virgin Islands–0.6%
500	Public Finance Auth. Rev., 6.00%, 10/1/39, Ser. A	Baa3/NR	539,975

	Washington–0.2%
135	Tobacco Settlement Auth. Rev., 6.625%, 6/1/32	Baa3/BBB	136,469

	Total Other Municipal Bonds & Notes (cost–$9,439,853)		10,055,967

NEW YORK VARIABLE RATE NOTES (f)–5.7%
5,000	State Dormitory Auth. Rev., Rockefeller Univ., 5.00%, 7/1/32, Ser. A-1 (cost–$4,322,537)	Aa1/AAA	5,124,350

	Total Investments (cost–$83,443,872)–100.0%		$90,511,658

24 PIMCO Municipal Income Funds III Annual Report ï 9.30.10

PIMCO Municipal Income Funds III Schedules of Investments
September 30, 2010

Notes to Schedules of Investments:

*	Unaudited
(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $16,728,433, representing 2.9% of total investments in Municipal III and $7,229,070, representing 2.0% of total investments in California Municipal III.
(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(c)	When-issued. To be settled after September 30, 2010.
(d)	In default.
(e)	Inverse Floater–The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on September 30, 2010.
(f)	Variable Rate Notes–Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on September 30, 2010.
(g)	Residual Interest Bonds held in Trust–Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which each Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(h)	Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

Glossary:

AGC – insured by Assured Guaranty Corp.
AGM – insured by Assured Guaranty Municipal Corp.
AMBAC – insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins. – insured by California Mortgage Insurance
CA St. Mtg. – insured by California State Mortgage
CP – Certificates of Participation
FGIC – insured by Financial Guaranty Insurance Co.
FHA – insured by Federal Housing Administration
GNMA – insured by Government National Mortgage Association
GO – General Obligation Bond
GTD – Guaranteed
IBC – Insurance Bond Certificate
NPFGC – insured by National Public Finance Guarantee Corp.
NR – Not Rated
PSF – Public School Fund
Radian – insured by Radian Guaranty, Inc.
TCRS – Temporary Custodian Receipts
WR – Withdrawn Rating
XLCA – insured by XL Capital Assurance

See accompanying Notes to Financial Statements ï 9.30.10 ï PIMCO Municipal Income Funds III Annual Report 25

PIMCO Municipal Income Funds III Statements of Assets and Liabilities
September 30, 2010

		California	New York
	Municipal III	Municipal III	Municipal III
Assets:
Investments, at value (cost–$546,670,330, $345,137,485 and $83,443,872, respectively)	$573,526,997	$364,933,484	$90,511,658

Interest receivable	9,365,117	5,431,290	1,074,871

Prepaid expenses and other assets	45,421	22,967	11,598

Total Assets	582,937,535	370,387,741	91,598,127

Liabilities:
Payable for floating rate notes issued	59,869,224	33,623,688	6,933,000

Payable to custodian for cash overdraft	1,807,063	950,623	117,210

Payable for investments purchased	750,000	—	—

Investment management fees payable	276,882	178,645	44,996

Interest payable	132,941	86,136	13,003

Dividends payable to preferred shareholders	7,861	6,942	1,127

Accrued expenses and other liabilities	253,765	224,486	89,015

Total Liabilities	63,097,736	35,070,520	7,198,351

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 7,560, 5,000 and 1,280 shares issued and outstanding, respectively)	189,000,000	125,000,000	32,000,000

Net Assets Applicable to Common Shareholders	$330,839,799	$210,317,221	$52,399,776

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$322	$218	$56

Paid-in-capital in excess of par	454,779,454	307,894,864	78,766,714

Undistributed net investment income	4,257,779	3,372,730	994,886

Accumulated net realized loss on investments	(155,059,365)	(120,731,787)	(34,428,911)

Net unrealized appreciation of investments	26,861,609	19,781,196	7,067,031

Net Assets Applicable to Common Shareholders	$330,839,799	$210,317,221	$52,399,776

Common Shares Issued and Outstanding	32,154,243	21,786,460	5,584,672

Net Asset Value Per Common Share	$10.29	$9.65	$9.38

26 PIMCO Municipal Income Funds III Annual Report ï 9.30.10 ï See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III Statements of Operations
Year ended September 30, 2010

		California	New York
	Municipal III	Municipal III	Municipal III
Investment Income:
Interest	$32,031,902	$19,503,425	$4,520,392

Expenses:
Investment management fees	3,273,798	2,101,201	532,959

Interest expense	433,142	272,747	49,954

Auction agent fees and commissions	308,959	189,605	52,319

Custodian and accounting agent fees	115,117	88,233	49,953

Audit and tax services	73,118	59,256	39,292

Shareholder communications	71,144	49,738	21,519

Trustees’ fees and expenses	44,431	33,839	8,170

Transfer agent fees	36,113	35,021	34,883

New York Stock Exchange listing fees	26,098	21,580	21,369

Insurance expense	16,085	10,614	3,217

Legal fees	14,385	12,342	6,978

Miscellaneous	12,680	11,585	10,522

Total Expenses	4,425,070	2,885,761	831,135

Less: investment management fees waived	(21,511)	(13,861)	(3,465)

custody credits earned on cash balances	(242)	(143)	(78)

Net Expenses	4,403,317	2,871,757	827,592

Net Investment Income	27,628,585	16,631,668	3,692,800

Realized and Change In Unrealized Gain:
Net realized gain on investments	8,381	34,880	51,846

Net change in unrealized appreciation/depreciation of investments	4,194,047	1,712,656	1,471,822

Net realized and change in unrealized gain on investments	4,202,428	1,747,536	1,523,668

Net Increase in Net Assets Resulting from Investment Operations	31,831,013	18,379,204	5,216,468

Dividends on Preferred Shares from Net Investment Income	(797,851)	(524,271)	(137,098)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$31,033,162	$17,854,933	$5,079,370

See accompanying Notes to Financial Statements ï 9.30.10 ï PIMCO Municipal Income Funds III Annual Report 27

PIMCO Municipal Income Funds III Statements of Changes in Net Assets
                                 Applicable to Common Shareholders

	Municipal III
	Year ended	Year ended
	September 30, 2010	September 30, 2009
Investment Operations:
Net investment income	$27,628,585	$30,476,003

Net realized gain (loss) on investments, futures contracts and swaps	8,381	(119,164,941)

Net change in unrealized appreciation/depreciation of investments, futures contracts and swaps	4,194,047	98,353,898

Net increase (decrease) in net assets resulting from investment operations	31,831,013	9,664,960

Dividends on Preferred Shares from Net Investment Income	(797,851)	(3,168,279)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	31,033,162	6,496,681

Dividends to Common Shareholders from Net Investment Income	(26,934,450)	(26,754,995)

Common Share Transactions:
Reinvestment of dividends	1,819,762	2,254,067

Total increase (decrease) in net assets applicable to common shareholders	5,918,474	(18,004,247)

Net Assets Applicable to Common Shareholders:
Beginning of year	324,921,325	342,925,572

End of year (including undistributed net investment income of $4,257,779 and $4,372,069; $3,372,730 and $2,916,964; $994,886 and $946,705; respectively)	$330,839,799	$324,921,325

Common Shares Issued in Reinvestment of Dividends	175,126	250,003

28 PIMCO Municipal Income Funds III Annual Report ï 9.30.10 ï See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III Statements of Changes in Net Assets
                                 Applicable to Common Shareholders (continued)

California Municipal III		New York Municipal III
Year ended	Year ended	Year ended	Year ended
September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009

$16,631,668	$18,933,752	$3,692,800	$4,316,704

34,880	(89,968,659)	51,846	(27,031,363)

1,712,656	54,718,046	1,471,822	13,850,740

18,379,204	(16,316,861)	5,216,468	(8,863,919)

(524,271)	(2,138,774)	(137,098)	(552,741)

17,854,933	(18,455,635)	5,079,370	(9,416,660)

(15,648,624)	(15,572,754)	(3,507,521)	(3,483,636)

938,286	765,116	300,354	276,538

3,144,595	(33,263,273)	1,872,203	(12,623,758)

207,172,626	240,435,899	50,527,573	63,151,331

$210,317,221	$207,172,626	$52,399,776	$50,527,573

101,572	89,708	33,283	33,756

See accompanying Notes to Financial Statements ï 9.30.10 ï PIMCO Municipal Income Funds III Annual Report 29

PIMCO Municipal Income Funds III Statements of Cash Flows†
Year ended September 30, 2010

		California
	Municipal III	Municipal III
Increase in Cash from:
Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$31,831,013	$18,379,204

Adjustments to reconcile net increase in net assets resulting from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(48,441,385)	(10,954,895)

Proceeds from sales of long-term investments	38,451,028	13,696,813

Sales of short-term portfolio investments, net	5,600,000	—

Net change in unrealized appreciation/depreciation of investments	(4,937,444)	(1,715,663)

Net realized (gain) loss on investments	724,444	(34,880)

Net amortization on investments	(759,911)	(683,278)

Increase in interest receivable	(600,976)	(112,390)

Increase in prepaid expenses and other assets	(558)	(546)

Increase in payable for investments purchased	750,000	—

Increase in investment management fees payable	30,659	19,834

Decrease in interest payable for reverse repurchase agreements	(3,555)	(934)

Increase in accrued expenses and other liabilities	4,927	16,946

Net cash provided by operating activities*	22,648,242	18,610,211

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(6,553,000)	(1,822,000)

Cash dividends paid (excluding reinvestment of dividends of $1,819,762 and $938,286, respectively)	(25,915,603)	(15,234,321)

Cash receipts on issuance of floating rate notes	11,027,666	—

Decrease in payable to custodian for cash overdraft	(1,207,305)	(1,553,890)

Net cash used for financing activities	(22,648,242)	(18,610,211)

Net increase in cash	—	—

Cash at beginning of year	—	—

Cash at end of year	$—	$—

†	A Statement of Cash Flows is not required for New York Municipal III.
*	Included in operating expenses is cash paid by Municipal III and California Municipal III for interest related to participation in reverse repurchase agreement transactions of $29,204 and $3,187, respectively.

30 PIMCO Municipal Income Funds III Annual Report ï 9.30.10 ï See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2010

1. Organization and Significant Accounting Policies
PIMCO Municipal Income Fund III (“Municipal III”), PIMCO California Municipal Income Fund III (“California Municipal III”) and PIMCO New York Municipal Income Fund III (“New York Municipal III”), each a “Fund” and collectively referred to as the ”Funds” or ”PIMCO Municipal Income Funds III”, were organized as Massachusetts business trusts on August 20, 2002. Prior to commencing operations on October 31, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value per share of common shares authorized.

Under normal market conditions, Municipal III invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. There is no guarantee that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•	Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

9.30.10   PIMCO Municipal Income Funds III Annual Report 31

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2010

1. Organization and Significant Accounting Policies (continued)

•	Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with Generally Accepted Accounting Principles (“GAAP”).

Municipal Bonds and Variable Rate Notes – Municipal bonds and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at September 30, 2010 in valuing each Fund’s assets and liabilities is listed below:

Municipal III:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	9/30/10

Investments in Securities – Assets
Municipal Bonds & Notes:
New Jersey	—	$26,291,932	$16,045	$26,307,977
All Other	—	533,815,911	—	533,815,911
Variable Rate Notes	—	13,403,109	—	13,403,109

Total Investments	—	$573,510,952	$16,045	$573,526,997

California Municipal III:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	9/30/10

Investments in Securities – Assets
Califorina Municipal Bonds & Notes	—	$339,182,920	—	$339,182,920
Other Municipal Bonds & Notes	—	24,571,594	—	24,571,594
Califorina Variable Rate Notes	—	1,178,970	—	1,178,970

Total Investments	—	$364,933,484	—	$364,933,484

32 PIMCO Municipal Income Funds III Annual Report   9.30.10

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2010

1. Organization and Significant Accounting Policies (continued)

New York Municipal III:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	9/30/10

Investments in Securities – Assets
New York Municipal Bonds & Notes	—	$75,331,341	—	$75,331,341
Other Municipal Bonds & Notes	—	10,055,967	—	10,055,967
New York Variable Rate Notes	—	5,124,350	—	5,124,350

Total Investments	—	$90,511,658	—	$90,511,658

There were no significant transfers between Levels 1 and 2 during the year ended September 30, 2010.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Municipal III for the year ended September 30, 2010 was as follows:

					Net
		Net		Net	Change in
	Beginning	Purchases	Accrued	Realized	Unrealized	Transfers	Transfers	Ending
	Balance	(Sales) and	Discounts	Gain	Appreciation/	into	out	Balance
	9/30/09	Settlements	(Premiums)	(Loss)	Depreciation	Level 3	of Level 3	9/30/10

Investments in Securities – Assets
Municipal Bonds & Notes:
New Jersey	—	—	—	—	—	$16,045	—	$16,045

Total Investments in Securities	—	—	—	—	—	$16,045	—	$16,045

There was no change in unrealized appreciation/depreciation of Level 3 investments which Municipal III held at September 30, 2010.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities.

(d) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at September 30, 2010. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares
The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment.

9.30.10   PIMCO Municipal Income Funds III Annual Report 33

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2010

1. Organization and Significant Accounting Policies (continued)

Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent a Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(g) Inverse Floating Rate Transactions – Residual Interest Municipal Bonds (”RIBs”)/Residual Interest Tax Exempt Bonds (”RITEs”)
The Funds invest in interest rates of RIBs and RITEs (”Inverse Floaters”), whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (”Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (”Trust”) from which floating rate bonds (”Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time, purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption ”Payable for floating rate notes issued” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

34 PIMCO Municipal Income Funds III Annual Report   9.30.10

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2010

1. Organization and Significant Accounting Policies (continued)

(h) When-Issued/Delayed-Delivery Transactions
When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(i) Custody Credits on Cash Balances
The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(j) Interest Expense
Interest expense primarily relates to the Funds’ participation in floating rate notes held by third parties in conjunction with Inverse Floater transactions and reverse repurchase agreement transactions. Interest expense on reverse repurchase agreements is recorded as it is incurred.

2. Principal Risks
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to various risks such as, but not limited to, interest rate and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Funds’ shares.

The Funds are exposed to credit risk which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risks by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

9.30.10   PIMCO Municipal Income Funds III Annual Report 35

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2010

3. Investment Manager/Sub-Adviser
Each Fund has an Investment Management Agreement (each an ”Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding. In order to reduce each Fund’s expenses, the Investment Manager had contractually agreed to waive a portion of its investment management fee for each Fund at the annual rate of 0.05% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding, through October 31, 2009. For the year ended September 30, 2010, each Fund paid investment management fees at an annualized effective rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding.

The Investment Manager has retained the Sub-Adviser to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

4. Investments in Securities
Purchases and sales of investments, other than short-term securities, for the year ended September 30, 2010, were:

		California	New York
	Municipal III	Municipal III	Municipal III

Purchases	$48,441,385	$10,954,895	$11,929,924
Sales	38,445,259	13,696,813	10,876,049

(a) Reverse repurchase agreements:

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended September 30, 2010 for Municipal III, California Municipal III and New York Municipal III was $5,221,983, $543,919 and $145,230 at a weighted average interest rate of 0.59%, 0.63% and 0.68%, respectively. There were no open reverse repurchase agreements for Municipal III, California Municipal III and New York Municipal III at September 30, 2010.

(b) Floating rate notes:

The weighted average daily balance of floating rate notes outstanding during the year ended September 30, 2010 for Municipal III, California Municipal III and New York Municipal III was $54,628,772, $33,623,688 and $6,215,192 at a weighted average interest rate, including fees, of 0.75%, 0.80% and 0.79%, respectively.

5. Income Tax Information

Municipal III:

The tax character of dividends paid was:

	Year ended	Year ended
	September 30, 2010	September 30, 2009

Ordinary Income	$700,058	$2,954,397
Tax Exempt Income	$27,032,243	$26,968,877

At September 30, 2010, distributable earnings of $4,257,779 was comprised entirely from tax exempt income.

In accordance with U.S. Treasury regulations, Municipal III elected to defer realized capital losses of $862,204 arising after October 31, 2009. Such losses are treated as arising on October 1, 2010.

At September 30, 2010, Municipal III had a capital loss carryforward of $154,646,248 (of which $14,905,572 will expire in 2013, $9,012,699 will expire in 2014, $2,478,209 will expire in 2016, $11,389,399 will expire in 2017 and $116,860,369 will expire in 2018) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

36 PIMCO Municipal Income Funds III Annual Report   9.30.10

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2010

5. Income Tax Information (continued)

For the year ended September 30, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of Inverse Floater transactions. These adjustments were to decrease undistributed net investment income by $10,574 and decrease accumulated net realized loss by $10,574.

California Municipal III:

The tax character of dividends paid was:

	Year ended	Year ended
	September 30, 2010	September 30, 2009

Ordinary Income	$239,110	$1,669,247
Tax Exempt Income	$15,933,785	$16,042,281

At September 30, 2010, distributable earnings of $3,372,730 was comprised entirely from tax exempt income.

At September 30, 2010, California Municipal III had a capital loss carryforward of $120,683,016 (of which $522,414 will expire in 2012, $11,508,959 will expire in 2013, $8,216,646 will expire in 2014, $1,376,562 will expire in 2016, $9,243,137 will expire in 2017 and $89,815,298 will expire in 2018), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended September 30, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of Inverse Floater transactions. These adjustments were to decrease undistributed net investment income by $3,007 and decrease accumulated net realized loss by $3,007.

New York Municipal III:

The tax character of dividends paid was:

	Year ended	Year ended
	September 30, 2010	September 30, 2009

Ordinary Income	$56,737	$471,282
Tax Exempt Income	$3,587,882	$3,565,095

At September 30, 2010, distributable earnings of $994,886 was comprised entirely from tax exempt income.

At September 30, 2010, New York Municipal III had a capital loss carryforward of $34,414,680 (of which $2,183,511 will expire in 2013, $1,605,360 will expire in 2014, $426,250 will expire in 2016, $3,263,786 will expire in 2017 and $26,935,773 will expire in 2018), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2010 were:

	Cost of	Gross Unrealized	Gross Unrealized	Net Unrealized
	Investments	Appreciation	Depreciation	Appreciation

Municipal III	$486,263,703	$42,759,529	$15,448,834	$27,310,695
California Municipal III	311,488,062	27,235,284	7,502,859	19,732,425
New York Municipal III	76,509,080	7,536,042	483,241	7,052,801

The difference between book and tax cost is attributable to Inverse Floater transactions.

9.30.10   PIMCO Municipal Income Funds III Annual Report 37

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2010

6. Auction-Rate Preferred Shares
Municipal III has 1,512 shares of Preferred Shares Series A, 1,512 shares of Preferred Shares Series B, 1,512 shares of Preferred Shares Series C, 1,512 shares of Preferred Shares Series D and 1,512 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal III has 2,500 shares of Preferred Shares Series A and 2,500 shares of Preferred Shares Series B outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal III has 1,280 shares of Preferred Shares Series A outstanding, with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended September 30, 2010, the annualized dividend rates for each Fund ranged from:

	High	Low	At September 30, 2010

Municipal III:
Series A	0.644%	0.274%	0.427%
Series B	0.665%	0.274%	0.427%
Series C	0.686%	0.259%	0.427%
Series D	0.686%	0.259%	0.457%
Series E	0.686%	0.274%	0.457%
California Municipal III:
Series A	0.665%	0.274%	0.427%
Series B	0.686%	0.259%	0.457%
New York Municipal III:
Series A	0.644%	0.274%	0.427%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference, plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity holders have continued to receive dividends at the defined “maximum rate”, the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

38 PIMCO Municipal Income Funds III Annual Report   9.30.10

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2010

7. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

8. Subsequent Events
On October 1, 2010, the following dividends were declared to common shareholders payable November 1, 2010 to shareholders of record on October 11, 2010:

Municipal III	$0.07 per common share
California Municipal III	$0.06 per common share
New York Municipal III	$0.0525 per common share

On November 1, 2010, the following dividends were declared to common shareholders payable December 1, 2010 to shareholders of record on November 12, 2010:

Municipal III	$0.07 per common share
California Municipal III	$0.06 per common share
New York Municipal III	$0.0525 per common share

9.30.10   PIMCO Municipal Income Funds III Annual Report 39

PIMCO Municipal Income Fund III Financial Highlights
For a common share outstanding throughout each year:

	Year ended September 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.16	$10.81	$14.53	$14.90	$14.68

Investment Operations:
Net investment income	0.86	0.96	1.29	1.17	1.12

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	0.13	(0.67)	(3.87)	(0.40)	0.26

Total from investment operations	0.99	0.29	(2.58)	0.77	1.38

Dividends on Preferred Shares from Net Investment Income	(0.02)	(0.10)	(0.30)	(0.30)	(0.27)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.97	0.19	(2.88)	0.47	1.11

Dividends to Common Shareholders from Net Investment Income	(0.84)	(0.84)	(0.84)	(0.84)	(0.89)

Net asset value, end of year	$10.29	$10.16	$10.81	$14.53	$14.90

Market price, end of year	$11.45	$11.29	$11.17	$15.05	$15.70

Total Investment Return (1)	9.90%	11.02%	(21.07)%	1.38%	7.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$330,840	$324,921	$342,926	$457,914	$466,511

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.40%	1.92%	2.48%	2.73%	2.71%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.26%	1.44%	1.23%	1.10%	1.06%

Ratio of net investment income to average net assets (2)(5)	8.78%	11.23%	9.39%	7.90%	7.71%

Preferred shares asset coverage per share	$68,760	$67,977	$56,709	$67,378	$68,179

Portfolio turnover	7%	58%	17%	10%	15%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See Note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and participation in reverse repurchase agreement transactions.
(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee (See Note 3 in Notes to Financial Statements). The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.10%, 0.17%, 0.24% and 0.24%, for the years ended September 30, 2010, September 30, 2009, September 30, 2008, September 30, 2007 and September 30, 2006, respectively.

40 PIMCO Municipal Income Funds III Annual Report   9.30.10   See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund III Financial Highlights
For a common share outstanding throughout each year:

	Year ended September 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.55	$11.13	$14.48	$14.83	$14.80

Investment Operations:
Net investment income	0.76	0.88	1.15	1.07	1.11

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	0.08	(1.64)	(3.49)	(0.26)	0.13

Total from investment operations	0.84	(0.76)	(2.34)	0.81	1.24

Dividends on Preferred Shares from Net Investment Income	(0.02)	(0.10)	(0.29)	(0.29)	(0.25)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.82	(0.86)	(2.63)	0.52	0.99

Dividends to Common Shareholders from Net Investment Income	(0.72)	(0.72)	(0.72)	(0.87)	(0.96)

Net asset value, end of year	$9.65	$9.55	$11.13	$14.48	$14.83

Market price, end of year	$10.39	$10.03	$10.54	$14.20	$16.94

Total Investment Return (1)	11.94%	3.95%	(21.60)%	(11.38)%	19.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$210,317	$207,173	$240,436	$311,958	$318,236

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.45%	1.77%	2.75%	2.94%	2.69%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.31%	1.48%	1.21%	1.16%	1.06%

Ratio of net investment income to average net assets (2)(5)	8.39%	10.82%	8.53%	7.26%	7.56%

Preferred shares asset coverage per share	$67,061	$66,432	$57,426	$67,140	$67,993

Portfolio turnover	3%	48%	8%	7%	7%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See Note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and participation in reverse repurchase agreement transactions.
(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee (See Note 3 in Notes to Financial Statements). The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.10%, 0.17%, 0.24% and 0.24%, for the years ended September 30, 2010, September 30, 2009, September 30, 2008, September 30, 2007 and September 30, 2006, respectively.

See accompanying Notes to Financial Statements   9.30.10   PIMCO Municipal Income Funds III Annual Report 41

PIMCO New York Municipal Income Fund III Financial Highlights
For a common share outstanding throughout each year:

	Year ended September 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.10	$11.45	$14.57	$15.09	$15.03

Investment Operations:
Net investment income	0.66	0.78	1.11	1.03	1.07

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	0.27	(2.40)	(3.30)	(0.48)	0.13

Total from investment operations	0.93	(1.62)	(2.19)	0.55	1.20

Dividends on Preferred Shares from Net Investment Income	(0.02)	(0.10)	(0.30)	(0.29)	(0.26)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.91	(1.72)	(2.49)	0.26	0.94

Dividends to Common Shareholders from Net Investment Income	(0.63)	(0.63)	(0.63)	(0.78)	(0.88)

Net asset value, end of year	$9.38	$9.10	$11.45	$14.57	$15.09

Market price, end of year	$9.81	$9.65	$10.00	$13.57	$16.45

Total Investment Return (1)	8.98%	4.19%	(22.55)%	(13.12)%	8.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$52,400	$50,528	$63,151	$80,417	$82,836

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.66%	2.30%	3.02%	3.18%	2.89%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.56%	1.74%	1.34%	1.31%	1.16%

Ratio of net investment income to average net assets (2)(5)	7.39%	9.42%	8.04%	6.89%	7.23%

Preferred shares asset coverage per share	$65,936	$64,474	$58,583	$67,749	$69,042

Portfolio turnover	12%	33%	7%	12%	8%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See Note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and participation in reverse repurchase agreement transactions.
(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee (See Note 3 in Notes to Financial Statements). The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.10%, 0.17%, 0.24% and 0.24%, for the years ended September 30, 2010, September 30, 2009, September 30, 2008, September 30, 2007 and September 30, 2006, respectively.

42 PIMCO Municipal Income Funds III Annual Report   9.30.10   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:

PIMCO Municipal Income Fund III,
PIMCO California Municipal Income Fund III and
PIMCO New York Municipal Income Fund III

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows (for PIMCO Municipal Income Fund III and PIMCO California Municipal Income Fund III only) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (collectively hereafter referred to as the “Funds”) at September 30, 2010, the results of their operations and of cash flows (for PIMCO Municipal Income Fund III and PIMCO California Municipal Income Fund III only) for the year then ended, the changes in their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 22, 2010

9.30.10   PIMCO Municipal Income Funds III Annual Report 43

PIMCO Municipal Income Funds III
Tax Information/Annual Shareholder Meeting Results/Changes to Board of Trustees
(unaudited)
Tax Information:

For the year ended September 30, 2010 the Funds designate the following percentages of the ordinary income dividends (or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 103(a) and 852(b)(5)), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax.

Municipal Income III	97.48%
California Municipal Income III	98.52%
New York Municipal Income III	98.44%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2010. In January 2011, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2010. The amount that will be reported will be the amount to use on your 2010 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended September 30, 2010. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2011, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meeting Results:

The Funds held their joint annual meeting of shareholders on December 18, 2009. Common/Preferred shareholders voted as indicated below:

		Withheld
	Affirmative	Authority

Municipal III

Re-election of Robert E. Connor*– Class I to serve until 2012	6,024	—
Re-election of William B. Ogden, IV – Class I to serve until 2012	27,871,398	1,079,062
Re-election of Hans W. Kertess – Class I to serve until 2012	27,860,507	1,089,953

California Municipal III

Re-election of Robert E. Connor* – Class I to serve until 2012	3,668	5
Re-election of William B. Ogden, IV – Class I to serve until 2012	19,784,081	336,637
Re-election of Hans W. Kertess – Class I to serve until 2012	19,779,369	341,349

New York Municipal III

Re-election of Robert E. Connor* – Class I to serve until 2012	1,152	—
Re-election of William B. Ogden, IV – Class I to serve until 2012	4,934,693	313,103
Re-election of Hans W. Kertess – Class I to serve until 2012	4,903,884	343,912

Messrs. Paul Belica, James A. Jacobson*†† and John C. Maney† continue to serve as Trustees of the Funds.

*	Preferred Shares Trustee

†	Interested Trustee

††	Mr. Jacobson joined the Board of Trustees on December 14, 2009.

Changes to Board of Trustees:

Robert E. Connor served as Trustee of the Funds until his death on April 8, 2010.

Effective December 14, 2009 and June 22, 2010, the Funds’ Board of Trustees appointed James A. Jacobson and Alan Rappaport, respectively, as Trustees.

R. Peter Sullivan, III retired from the Funds’ Board of Trustees effective July 31, 2010.

44 PIMCO Municipal Income Funds III Annual Report   9.30.10

PIMCO Municipal Income Funds III
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
(unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Funds’ Management Agreements with the Investment Manager (the “Advisory Agreements”) and Portfolio Management Agreement (the “Sub-Advisory Agreements”, and together with the Advisory Agreements, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 22-23, 2010 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Funds’ Advisory Agreements and the Sub-Advisory Agreements should be approved for a one-year period commencing July 1, 2010.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Funds identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, (iv) the estimated profitability to the Investment Manager and the Sub-Adviser from their relationship with the Funds for the one year period ended March 31, 2010, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to each of the Funds given their respective investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as

9.30.10   PIMCO Municipal Income Funds III Annual Report 45

PIMCO Municipal Income Funds III
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
(unaudited) (continued)

during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common and preferred shares and the management fee and total expense ratios of comparable funds identified by Lipper.

For each of the Funds, the Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expenses and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Funds compared to their Lipper peer categories. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

Municipal III:

The Trustees noted that the expense group for the Municipal III provided by Lipper is small, consisting of a total of nine leveraged closed-end funds, not including peer Funds advised by the Investment Manager (the “Affiliated Funds”). The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $262 million to $591 million, and that of all but one fund are larger in asset size than the Municipal III. The Trustees also noted that the Municipal III was ranked seven out of nine funds in the expense peer group for actual management fees and nine out of nine for actual total expenses (with funds ranked first having the lowest fees/expenses and ranked ninth having the highest fees/expenses in the peer group).

With respect to performance, the Trustees also noted that the Municipal III outperformed its benchmark and had first quintile performance for the one-year period ended March 31, 2010 against a peer group of fifty nine funds. The Trustees also noted that the Municipal III had fifth quintile performance for the three-year period against a peer group of fifty nine funds and fifth quintile performance for the five-year period ended March 31, 2010 against a peer group of fifty eight funds.

California Municipal III:

The Trustees noted that the expense group for the California Municipal III provided by Lipper is small, consisting of a total of seven leveraged closed-end funds, not including peer Funds advised by the Investment Manager (the “Affiliated Funds”). The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $107.7 million to $282.6 million, and that three of the funds are larger and three of the funds are smaller in asset size than the California Municipal III. The Trustees also noted that the California Municipal III was ranked six out of seven funds in the expense peer group for actual management fees and for actual total expenses (with funds ranked first having the lowest fees/expenses and ranked sixth having the highest fees/expenses in the peer group).

With respect to performance, the Trustees also noted that the California Municipal III outperformed its benchmark and had first quintile performance for the one-year period ended March 31, 2010 against a peer group of twenty one funds. The Trustees also noted that the California Municipal III had fifth quintile performance for the three-year period and five-year period ended March 31, 2010 against a peer group of twenty one funds.

New York Municipal III:

The Trustees noted that the expense group for the New York Municipal III provided by Lipper is small, consisting of a total of seven leveraged closed-end funds, not including peer Funds advised by the Investment Manager (the “Affiliated Funds”). The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $45.8 million to $190.5 million, and that all of the funds are larger in asset size than the New York Municipal III. The Trustees also noted that the New York Municipal III was ranked six out of seven funds in the expense peer group for actual management fees and seven out of seven funds in the expense group for actual total expenses (with funds ranked first having the lowest fees/expenses and ranked seventh having the highest fees/expenses in the peer group).

46 PIMCO Municipal Income Funds III Annual Report   9.30.10

PIMCO Municipal Income Funds III
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
(unaudited) (continued)

With respect to performance, the Trustees also noted that the New York Municipal III outperformed its benchmark and had second quintile performance for the one-year period ended March 31, 2010 against a peer group of seventeen funds. The Trustees also noted that the New York Municipal III had fifth quintile performance for the three-year period and five-year period ended March 31, 2010 against a peer group of seventeen funds.

At the request of the Trustees, the Investment Manager and Sub-Adviser agreed to continue to provide performance information related to the Fund on a monthly basis.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Funds’ investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Fund’s ongoing performance at each quarterly Board meeting.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including accounts with investment strategies similar to those of the Funds. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Funds, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Funds’ use of leverage through preferred shares continues to be appropriate and in the interests of the respective Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with each Fund and determined that such profitability was down from last year and did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

9.30.10   PIMCO Municipal Income Funds III Annual Report 47

PIMCO Municipal Income Funds III
Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

48 PIMCO Municipal Income Funds III Annual Report   9.30.10

PIMCO Municipal Income Funds III
Proxy Voting Policies & Procedures (unaudited)

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

9.30.10   PIMCO Municipal Income Funds III Annual Report 49

PIMCO Municipal Income Funds III
Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

50 PIMCO Municipal Income Funds III Annual Report   9.30.10

PIMCO Municipal Income Funds III Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.
Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003
Term of office: Expected to stand for
re-election at 2012 annual meeting of shareholders.
Trustee/Director of 52 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex
President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Paul Belica
Date of Birth: 9/27/21
Trustee since: 2002
Term of office: Expected to stand for
re-election at 2011 annual meeting of shareholders.
Trustee/Director of 52 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex
Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for
election at 2012 annual meeting of shareholders.
Trustee/Director of 52 funds in Fund Complex
Trustee/Director of 16 funds in Alpine Mutual Funds Complex
Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, specialist firm on the New York Stock Exchange.
John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for
re-election at 2011 annual meeting of shareholders.
Trustee/Director of 77 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex
Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.
William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for
re-election at 2012 annual meeting of shareholders.
Trustee/Director of 52 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex
Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

9.30.10   PIMCO Municipal Income Funds III Annual Report 51

PIMCO Municipal Income Funds III Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

Alan Rappaport
Date of Birth: 3/13/53
Trustee since: 2010
Term of office: Appointed by the Board effective June 22, 2010;
Expected to stand for election at 2010 annual meeting of  shareholders.
Trustee/Director of 52 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex
Vice Chairman, Roundtable Investment Partners LLC since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

†	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

Further information about certain of the Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated December 17, 2002, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 254-5197.

52 PIMCO Municipal Income Funds III Annual Report   9.30.10

PIMCO Municipal Income Funds III Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 48 funds in the Fund Complex and The Korea Fund, Inc.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002	Senior Vice President, Director of Fund Administration Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Fund Complex; Assistant Treasurer of 48 funds in the Fund Complex and The Korea Fund, Inc.
Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P.; Vice President, Secretary and Chief Legal Officer of 77 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.
Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 77 funds in the Fund Complex.
Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 77 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 77 funds in the Fund Complex and The Korea Fund, Inc.
Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 77 funds in the Fund Complex.
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 77 funds in the Fund Complex and The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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56 PIMCO Municipal Income Funds III Annual Report   9.30.10

Trustees and Fund Officers

Hans W. Kertess Chairman of the Board of Trustees Paul Belica James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport	Brian S. Shlissel
  President & Chief Executive Officer
Lawrence G. Altadonna
  Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
  Vice President, Secretary & Chief Legal Officer
Scott Whisten
  Assistant Treasurer
Richard J. Cochran
  Assistant Treasurer
Youse E. Guia
  Chief Compliance Officer
Kathleen A. Chapman
  Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Income Fund III for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.
To enroll, go to www.allianzinvestors.com/edelivery.

AZ606AR_093010

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Mr. Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $39,735 in 2009 and $39,735 in 2010.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,638 in 2009 and $8,638 in 2010. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,000 in 2009 and $10,150 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.
PIMCO California Municipal Income Fund III (the “Fund”)
AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
;    a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND
On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)
Other attestation reports
Comfort letters
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Fund’s independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible
PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.
DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $4,271,187 and the 2010 Reporting Period was $3,951,986.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, Alan Rappaport, William B. Ogden, IV and James A. Jacobson.
ITEM 6. SCHEDULE OF INVESTMENTS
(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable due to no such divestments during the semi-annual period covered since the previous Form NCSR filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
PIMCO MUNICIPAL INCOME FUND III
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
PIMCO NEW YORK MUNICIPAL INCOME FUND III
(each a “Trust”)
PROXY VOTING POLICY
1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of a Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of PIMCO, the Trusts’ current sub-adviser, is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of each Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.
6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of each Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trusts’ sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)
1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.
     The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.
     PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.
     Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
(a)(1)
     As of December 2, 2010, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund III (PMXL), PIMCO California Municipal Income Fund III (PZC) and PIMCO New York Municipal Income Fund III (PYN) (each a “Fund” and collectively, the “Funds”):
John B. Cummings
Mr. Cummings has been the portfolio manager for each Fund since December 11, 2008. Mr. Cummings is an executive vice president and head of the municipal bond desk at PIMCO in the Newport Beach office. Prior to joining PIMCO in 2002, he was vice president, municipal trading at Goldman Sachs, responsible for a number of municipal sectors, including industrials, airlines, utilities, healthcare and high-yield. He has 29 years of investment experience and holds an MBA, as well as his undergraduate degree, from Rutgers University.
(a)(2)
          The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of September 30, 2010, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment		Other Pooled Investment
		Companies		Vehicles		Other Accounts*
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
John B. Cummings	PMX	21	5,856.95	1	449.87	70	6,693.41
	PZC	21	6.041.37	1	449.87	70	6,693.41
	PYN	21	6,292.48	1	449.87	70	6,693.41

*	Of these Other Accounts, 1 account totaling $669.76 million in assets pay an advisory fee that is based in part on the performance of the account.
          From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.
          Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

          Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
          Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
          Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be the best interest, or may be opposed to the best interest, of the Funds.
          Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.
(a) (3)
          As of September 30, 2010, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:
          PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.
          Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.

          The Total Compensation Plan consists of three components:
•	Base Salary – Base salary is determined based on core job responsibilities, market factors and business considerations. Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.

•	Performance Bonus – Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of group or department success. Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.

•	Equity or Long Term Incentive Compensation – Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.
          In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.
          Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.
          In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:
•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
          A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

          Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.
          Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
          Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.
(a)(4)
          The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of September 30, 2010.
PIMCO Municipal Income Fund III
PIMCO California Municipal Income Fund III
PIMCO New York Municipal Income Fund III

Portfolio Manager	Dollar Range of Equity Securities in the Funds
John B. Cummings	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES
None
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH — Code of Ethics
(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(a) (3) Not applicable
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) PIMCO California Municipal Income Fund III

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: December 2, 2010

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: December 2, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: December 2, 2010

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: December 2, 2010